EXHIBIT 99.3

Investor Relations Supplemental Schedules

OCCIDENTAL PETROLEUM
2005 Second Quarter
Net Income (Loss)
($ millions)

	Reported			Core
	Income	Significant Items Affecting Income		Earnings
Oil & Gas	$1,325	$26	Contract settlement	$1,351

Chemical	225			225

Corporate
Interest expense, net	(47)	1	Debt redemption	(46)
Other	73	(140)	Sale of Lyondell shares	(67)
Taxes	(44)	51	Tax effect of adjustments	(612)
		(619)	IRS settlement
Income from continuing operations	1,532	(681)		851
Discontinued operations, net of tax	4	(4)	Discontinued operations, net	-
Net Income	$1,536	$(685)		$851

Basic Earnings Per Common Share
Income from continuing operations	$3.81			$2.12
Discontinued operations, net of tax	0.01			-
Net Income	$3.82			$2.12

Investor Relations Supplemental Schedules

OCCIDENTAL PETROLEUM
2004 Second Quarter
Net Income (Loss)
($ millions)

	Reported			Core
	Income	Significant Items Affecting Income		Earnings
Oil & Gas	$980			$980

Chemical	92			92

Corporate
Interest expense, net	(60)			(60)
Other	(44)			(444)
Taxes	(384)			(384)

Income from continuing operations	584	-		584
Discontinued operations, net of tax	(3)	3	Discontinued operations, net	-
Net Income	$581	$3		$584

Basic Earnings Per Common Share
Income from continuing operations	$1.48			$1.49
Discontinued operations, net of tax	-			-
Net Income	$1.48			$1.49

Investor Relations Supplemental Schedules

OCCIDENTAL PETROLEUM
2005 First Six Months
Net Income (Loss)
($ millions)

	Reported			Core
	Income	Significant Items Affecting Income		Earnings
Oil & Gas	$2,674	$26	Contract settlement	$2,700

Chemical	439			439

Corporate
Interest expense, net	(108)	11	Debt redemption charges	(97)
Other	22	(140)	Sale of Lyondell shares	(118)
Taxes	(645)	47	Tax effect of adjustments	(1,207)
		(619)	IRS settlement
		10	State tax charge
Income from continuing operations	2,382	(665)		1,717
Discontinued operations, net of tax	-	-	Discontinued operations, net	-
Net Income	$2,382	$(665)		$1,717

Basic Earnings Per Common Share
Income from continuing operations	$5.94			$4.28
Discontinued operations, net of tax	-			-
Net Income	$5.94			$4.28

Investor Relations Supplemental Schedules

OCCIDENTAL PETROLEUM
2004 First Six Months
Net Income (Loss)
($ millions)

	Reported			Core
	Income	Significant Items Affecting Income		Earnings
Oil & Gas	$1,895			$1,895

Chemical	148			148

Corporate
Interest expense, net	(128)	11	Trust preferred redemption	(117)
Other	(95)			(95)
Taxes	(747)	(20)	IRS settlements	(771)
		(4)	Tax effect of adjustments

Income from continuing operations	1,073	(13)		1,060
Discontinued operations, net of tax	(5)	5	Discontinued operations, net	-
Net Income	$1,068	$(8)		$1,060

Basic Earnings Per Common Share
Income from continuing operations	$2.73			$2.70
Discontinued operations, net of tax	(0.01)			-
Net Income	$2.72			$2.70

Investor Relations Supplemental Schedules

OCCIDENTAL PETROLEUM
Items Affecting Comparability of Core Earnings Between Periods

The item(s) below are included in core earnings but are shown in this table because they affect the comparability of core earnings between periods.

Pre-tax
Income / (Expense)	Second Quarter		Six Months
	2005	2004	2005	2004

Oil & Gas
Exploration impairments	(66)	(12)	(85)	(45)

Corporate
Environmental remediation	(10)	-	(19)	-

Investor Relations Supplemental Schedules

OCCIDENTAL PETROLEUM
Worldwide Effective Tax Rate

	QUARTERLY			YEAR TO-DATE
	2005	2005	2004	2005	2004
REPORTED INCOME	QTR 2	QTR 1	QTR 2	6 Months	6 Months
Oil & Gas (a)	1,325	1,349	980	2,674	1,895
Chemicals	225	214	92	439	148
Corporate & other	26	(112)	(104)	(86)	(223)
Pre-tax income	1,576	1,451	968	3,027	1,820

Income tax expense
Federal and state	(256)	349	214	93	407
Foreign (a)	300	252	170	552	340
Total	44	601	384	645	747

Income from continuing operations	1,532	850	584	2,382	1,073

Worldwide effective tax rate	3%	41%	40%	21%	41%

	2005	2005	2004	2005	2004
CORE INCOME	QTR 2	QTR 1	QTR 2	6 Months	6 Months
Oil & Gas (a)	1,351	1,349	980	2,700	1,895
Chemicals	225	214	92	439	148
Corporate & other	(113)	(102)	(104)	(215)	(212)
Pre-tax income	1,463	1,461	968	2,924	1,831

Income tax expense
Federal and state	312	343	214	655	431
Foreign (a)	300	252	170	552	340
Total	612	595	384	1,207	771

Core income	851	866	584	1,717	1,060

Worldwide effective tax rate	42%	41%	40%	41%	42%

(a) Revenues and income tax expense include taxes owed by Occidental but paid by governmental entities on its behalf. Oil and gas pre-tax income includes the following revenue amounts by periods.

	2005	2005	2004	2005	2004
	QTR 2	QTR 1	QTR 2	6 Months	6 Months
	226	187	117	413	233

Investor Relations Supplemental Schedules

OCCIDENTAL PETROLEUM
2005 Second Quarter Net Income (Loss)
Reported Income Comparison

	Second	First
	Quarter	Quarter
	2005	2005	B / (W)
Oil & Gas	$1,325	$1,349	$(24)
Chemical	225	214	11
Corporate
Interest expense, net	(47)	(61)	14
Other	73	(51)	124
Taxes	(44)	(601)	557
Income from continuing operations	1,532	850	682
Discontinued operations, net	4	(4)	8
Net Income	$1,536	$846	$690
Basic Earnings Per Common Share
Income from continuing operations	$3.81	$2.12	$1.69
Discontinued operations, net	0.01	(0.01)	0.02
Net Income	$3.82	$2.11	$1.71
Worldwide Effective Tax Rate	3%	41%	38%

OCCIDENTAL PETROLEUM
2005 Second Quarter Net Income (Loss)
Core Earnings Comparison

	Second	First
	Quarter	Quarter
	2005	2005	B / (W)
Oil & Gas	$1,351	$1,349	$2
Chemical	225	214	11
Corporate
Interest expense, net	(46)	(51)	5
Other	(67)	(51)	(16)
Taxes	(612)	(595)	(17)
Net Income	$851	$886	$(15)
Basic Earnings Per Common Share	$2.12	$2.16	$(0.04)
Worldwide Effective Tax Rate	42%	41%	-1%

Investor Relations Supplemental Schedules

OCCIDENTAL PETROLEUM
Oil & Gas
Core Earnings Variance Analysis
($ millions)

2005 2nd Quarter	$1,351
2005 1st Quarter	1,349
	$2

Sales Price	$128

Sales Volume/Mix	(24)

Exploration Expense	(65)

All Others	(37)

TOTAL VARIANCE	$2

OCCIDENTAL PETROLEUM
Chemical
Core Earnings Variance Analysis
($ millions)

2005 2nd Quarter	$225
2005 1st Quarter	214
	$11

Sales Price	(13)

Sales Volume/Mix	12

Operations/Manufacturing	10	*

All Others	2

TOTAL VARIANCE	$11

* Lower feedstock costs partially offset by higher energy costs

Investor Relations Supplemental Schedules

OCCIDENTAL PETROLEUM
2005 Second Quarter Net Income (Loss)
Reported Income Comparison

	Second	Second
	Quarter	Quarter
	2005	2004	B / (W)
Oil & Gas	$1,325	$980	$345
Chemical	225	92	133
Corporate
Interest expense, net	(47)	(60)	13
Other	73	(44)	117
Taxes	(44)	(384)	340
Income from continuing operations	1,532	584	948
Discontinued operations, net	4	(3)	7
Net Income	$1,536	$581	$955
Basic Earnings Per Common Share
Income from continuing operations	$3.81	$1.48	$2.33
Discontinued operations, net	0.01	-	0.01
Net Income	$3.82	$1.48	$2.34
Worldwide Effective Tax Rate	3%	40%	37%

OCCIDENTAL PETROLEUM
2005 Second Quarter Net Income (Loss)
Core Earnings Comparison

	Second	Second
	Quarter	Quarter
	2005	2004	B / (W)
Oil & Gas	$1,351	$980	$371
Chemical	225	92	133
Corporate
Interest expense, net	(46)	(60)	14
Other	(67)	(44)	(23)
Taxes	(612)	(384)	(228)
Net Income	$851	$584	$267
Basic Earnings Per Common Share	$2.12	$1.49	$0.63
Worldwide Effective Tax Rate	42%	40%	-2%

Investor Relations Supplemental Schedules

OCCIDENTAL PETROLEUM
Oil & Gas
Core Earnings Variance Analysis
($ millions)

2005 2nd Quarter	$1,351
2004 2nd Quarter	980
	$371

Sales Price	$541

Sales Volume/Mix	(12)

Exploration Expense	(71)

All Others	(87)

TOTAL VARIANCE	$371

OCCIDENTAL PETROLEUM
Chemical
Core Earnings Variance Analysis
($ millions)

2005 2nd Quarter	$225
2004 2nd Quarter	92
	$133

Sales Price	189

Sales Volume/Mix	(15)

Operations/Manufacturing	(48)	*

All Others	7

TOTAL VARIANCE	$133

* Higher energy and feedstock costs

Investor Relations Supplemental Schedules

OCCIDENTAL PETROLEUM
SUMMARY OF OPERATING STATISTICS

	Second Quarter		Six Months
	2005	2004	2005	2004
NET PRODUCTION PER DAY:
United States
Crude Oil and Liquids (MBL)
California	75	78	76	78
Permian	156	156	152	155
Horn Mountain	11	23	14	23
Hugoton	3	3	3	3
Total	245	260	245	259
Natural Gas (MMCF)
California	240	234	240	239
Hugoton	133	132	131	129
Permian	166	132	156	136
Horn Mountain	9	15	11	16
Total	548	260	538	520
Latin America
Crude Oil (MBL)
Colombia	36	39	34	37
Ecuador	39	47	41	45
Total	75	86	75	82
Middle East
Crude Oil (MBL)
Oman	19	12	21	12
Qatar	43	44	43	43
Yemen	28	30	31	35
Total	90	86	95	90
Natural Gas (MMCF)
Oman	61	56	58	33

Other Eastern Hemisphere
Crude Oil (MBL)
Pakistan	6	8	6	8
Natural Gas (MMCF)
Pakistan	72	73	75	74

Barrels of Oil Equivalent (MBOE)

Subtital consolidated subsidiaries	530	547	533	544
Other interests
Colombia - minority interest	(5)	(5)	(4)	(4)
Russia - Occidental net interest	28	31	29	30
Yemen - Occidental net interest	2	1	2	1
Total worldwide production (MBOE)	555	574	560	571

Investor Relations Supplemental Schedules

OCCIDENTAL PETROLEUM
SUMMARY OF OPERATING STATISTICS

	Second Quarter		Six Months
	2005	2004	2005	2004
OIL & GAS:
PRICES
United States
Crude Oil ($/BBL)	46.72	35.44	45.47	34.02
Natural Gas ($/MCF)	6.18	4.90	6.07	4.95

Latin America
Crude Oil ($/BBL)	42.09	30.60	40.99	29.83

Middle East
Crude Oil ($/BBL)	48.72	34.51	45.18	32.18
Natural Gas ($/MCF)	0.96	0.97	0.96	0.97

Other Eastern Hemisphere
Crude Oil ($/BBL)	46.84	32.26	42.76	30.79
Natural Gas ($/MCF)	2.28	2.47	2.25	2.35

Total Worldwide
Crude Oil ($/BBL)	45.41	33.12	43.53	31.77
Natural Gas ($/MCF)	5.16	4.26	5.02	4.40

	Second Quarter		Six Months
	2005	2004	2005	2004
Exploration Expense
Domestic	$84	$22	$111	$60
Latin America	8	2	23	3
Middle East	4	1	5	14
Other Eastern Hemisphere	15	15	19	17
TOTAL	$111	$40	$158	$94

Investor Relations Supplemental Schedules

OCCIDENTAL PETROLEUM
CHEMICALS
Volume (M Tons, except PVC Resins)

	Second Quarter		Six Months
MAJOR PRODUCTS	2005	2004	2005	2004
Chlorine	746	740	1,451	1,446
Caustic soda	768	819	1,482	1,551
Ethylene Dichloride	175	100	305	222
PVC Resins (millions of pounds)	985	1,090	2,010	2,161

CHEMICALS
Prices (Index)

	Second Quarter		Six Months
MAJOR PRODUCTS	2005	2004	2005	2004
Chlorine	2.65	2.00	2.60	1.80
Caustic soda	1.67	0.61	1.59	0.66
Ethylene Dichloride	1.56	1.51	1.65	1.40
PVC Resins	1.24	1.06	1.27	1.00

1987 through 1990 average price = 1.00

CHLORINE

OxyChem Commentary

•	As contract terms permitted, OxyChem fully implemented the $20 per ton price increase announced in February effective March 24th. No additional price increases were announced in the 2nd quarter.
•	The industry operating rate of 93% was negatively impacted by prolonged outages, both scheduled and unscheduled, inventory reductions in the vinyls chain and seasonal chlorine demand.
•

OxyChem anticipates an increase in industry operating rates in the 3rd quarter. The supply/demand balance is expected to tighten as seasonal demand for downstream products improves, including chlorine into the vinyls chain. However, any additional unplanned outages resulting from operating problems, weather or energy curtailments could further tighten the supply/demand balance.

•	Order control programs for chlorine are still in effect and are expected to remain for the balance of 2005 for OxyChem and other U.S. producers.

Investor Relations Supplemental Schedules

Influencing Factors:

Inventory reductions in the vinyls chain coupled with cooler, wet weather throughout most of the East and Midwest dampened domestic chlorine demand in the 2nd quarter. Although this lessened concerns over chlorine availability, several prolonged outages within the industry kept the supply/demand balance stable, thus preventing the threat of price erosion. Chlorine demand into the vinyls chain is expected to improve in the 3rd quarter.

CAUSTIC

OxyChem Commentary

•

Caustic soda demand improved over 1st quarter sales driven by the bleach, distribution and refining markets. Sales of liquid caustic soda are expected to further improve in the 3rd quarter as demand into the bleach market strengthens.

•

As contract terms permitted, OxyChem successfully implemented in the 2nd quarter the $40 DST price increase announced in February. An additional increase of $30 DST was announced in May to be implemented in the 3rd quarter. All other major U.S. producers have announced a similar increase. Market conditions are expected to support further price improvement as seasonal demand for caustic soda increases.

•	OxyChem and other U.S. producers remain on order control programs for liquid caustic soda. Order control is expected to continue in the 3rd quarter.

Influencing Factors:

Caustic soda demand is anticipated to remain robust in the 3rdquarter as seasonal demand into bleach peaks and the U.S. manufacturing sector shows continued signs of strength. As a result, market conditions are expected to remain favorable for future price improvement. However, the strength of the U.S. manufacturing sector and/or unseasonably cool temperatures throughout the U.S. could impact demand and future price improvement.

EDC

OxyChem Commentary

•

Export demand in the 2nd quarter was limited by planned and unplanned Asian VCM outages coupled with increased Chinese acetylene based VCM production. The lower EDC demand was partially offset by tighter EDC supply in the U.S.

•	EDC prices dropped significantly during the 2nd quarter. Spot prices declined from a 1st quarter peak of $500 - $520 per metric ton CIF Asia to $260 - $270 per metric ton CIF Asia.

Investor Relations Supplemental Schedules

Influencing Factors:

Prices for EDC in the Far East have stabilized after significant declines in the 2nd quarter. EDC prices are expected to rebound as VCM and PVC pricing improves. Continued VCM outages in Asia have unfavorably impacted the supply/demand balance for EDC. Spot export shipments are expected to be limited out of the U.S. in the 3rd quarter due to lower chlorine values versus other alternatives.

PVC/VCM

OxyChem Commentary

•	Inventory management and an outage at the Pasadena, Texas PVC plant in June contributed to a 2% decline in OxyChem’s PVC operating rate from the 1st quarter.
•	Mild domestic demand in the 2nd quarter resulted in reduced operating rates for PVC as producers and consumers operated with minimal inventories.
•	Domestic PVC resin prices were flat in both April and May, decreasing $0.01 per pound in June. July pricing is flat with June.
•

Westlake has restarted the Geismar VCM and PVC plants at 50% operating rates. It is expected that the plants will be brought up to capacity by January 2006. The Shintech Addis facility remains idle and is not expected to restart in 2005.

•	PVC resin export prices ended the quarter at $700 - $720 per metric ton CFR Southeast Asia. Exports for the 2nd quarter increased 60% versus the prior quarter.
•

VCM supply and demand was balanced in North America as most producers opted to reduce rates, driven by PVC reductions, rather than push VCM into the market at low values. Pemex resumed operation of their Pajaritos plant at reduced rates in late March and ran reasonably steady through the 2nd quarter.

•

Published VCM spot export prices decreased from $810 per metric ton FOB U.S. Gulf Coast to Latin America to $550 per metric ton by the end of the 2nd quarter. Asian spot prices ended the quarter at $540 per metric ton CFR, which is less than $340 per metric ton FOB U.S. Gulf Coast. There were no shipments from the U.S. to Asia in the 2nd quarter due to the unfavorable economics.

Influencing Factors:

Increased seasonal domestic demand will result in some margin improvement for VCM and PVC in the 3rdquarter. Inventory reductions, moderate demand and increased energy costs will support continued export price stability with some rebound expected.

Investor Relations Supplemental Schedules

OCCIDENTAL PETROLEUM
SUMMARY OF OPERATING STATISTICS

	Second Quarter		Six Months
Capital Expenditures ($MM)	2005	2004	2005	2004
Oil & Gas
California	$90	$83	$172	$144
Permian	96	63	159	125
Other - U.S.	33	8	62	12
Latin America	48	63	99	83
Middle East / North Africa	191	191	464	359
Other Eastern Hemisphere	24	10	32	21
Chemicals	34	40	62	56
Corporate	2	3	4	4
TOTAL	$518	$461	$1,054	$804

Depreciation, Depletion &	Second Quarter		Six Months
Amortization of Assets ($MM)	2005	2004	2005	2004
Oil & Gas
Domestic	$170	$157	$324	$313
Latin America	26	26	51	48
Middle East	83	65	173	134
Other Eastern Hemisphere	10	10	20	22
Chemicals	62	62	121	122
Corporate	5	4	11	9
TOTAL	$356	$324	$700	$648

Investor Relations Supplemental Schedules

OCCIDENTAL PETROLEUM
CORPORATE
($ millions)

	30-Jun-05	31-Dec-04

CAPITALIZATION

Oxy Long-Term Debt (including current maturities)	$3,360	$3,804

Subsidiary Preferred Stock	75	75

Others	26	26

Total Debt	$3,461	$3,905

EQUITY	$12,706	$10,550

Total Debt to Total Capitalization	21%	27%

Investor Relations Supplemental Schedules

See the investor relations supplemental schedules for the reconciliation of non-GAAP items.  Statements in this presentation that contain words such as "will", "expect" or "estimate", or otherwise relate to the future, are forward-looking and involve risks and uncertainties that could significantly affect expected results.  Factors that could cause results to differ materially include, but are not limited to:  exploration risks, such as drilling of unsuccessful wells; global commodity pricing fluctuations and supply/demand considerations for oil, gas and chemicals; higher-than-expected costs; political risk; and not successfully completing (or any material delay in) any expansion, capital expenditure, acquisition, or disposition.  Occidental disclaims any obligation to update any forward-looking statements.  The United States Securities and Exchange Commission (SEC) permits oil and natural gas companies, in their filings with the SEC, to disclose only proved reserves demonstrated by actual production or conclusive formation tests to be economically producible under existing economic and operating conditions. We use certain terms in this presentation, such as probable, possible and recoverable reserves, that the SEC's guidelines strictly prohibit us from using in filings with the SEC.  U.S. investors are urged to consider carefully the disclosure in our Form 10-K, available through the following toll-free telephone number, 1-888-OXYPETE (1-888-699-7383) or on the Internet at http://www.oxy.com.  You also can obtain a copy from the SEC by calling 1-800-SEC-0330.